UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2024

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8669 Research Drive
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 528-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 7, 2024, ToughBuilt Industries, Inc. (the “Company”) notified The Nasdaq Stock Market LLC that it was withdrawing its appeal to the Nasdaq Hearings Panel. Although the Company was earlier notified by Nasdaq on August 7, 2024, that it had regained compliance with the majority independent board and various board committee requirements, specifically under Nasdaq Listing Rules 5605(b), 5605(c)(2)(A)(i) and (ii), 5605(d)(2)(A), and 5605(e)(1), the Company remained subject to delisting based on its continued non-compliance with Nasdaq’s filing requirement, as set forth in Nasdaq Listing Rule 5250(c)(1), and due to concerns raised by the Staff regarding the independence of a former director pursuant to Nasdaq Rule 5101 and IM-5101-1.

As a result of the Company’s withdrawal, by separate notice dated August 7, 2024, Nasdaq notified the Company that trading of the Company’s common stock on Nasdaq would be suspended effective with the open of business on Friday, August 9, 2024. Nasdaq will file a Form 25 Notification of Delisting with the Securities and Exchange Commission (the “SEC”) at some point thereafter.

The Company has been advised that its common stock will be eligible to trade for one day, Friday, August 9, 2024, on the OTC Markets Pink tier, after which the Company’s common stock may trade in the OTC Markets’ “Expert” market pending the Company’s full compliance with its SEC reporting obligations. The Company plans to file its delinquent Form 10-K for the fiscal year ended December 31, 2023, and Forms 10-Q for the quarters ended March 31, 2024, and June 30, 2024, as soon as practicable, and once current in its SEC filings, the Company’s common stock may trade on the OTCQB market tier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ToughBuilt Industries, Inc.

Date: August 8, 2024	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer

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